Exhibit 24.1

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, on this 28th day of February, 2001, that each person whose signature appears below hereby constitutes and appoints John L. Howard and Kenneth S. Kirsner, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign a registration statement on Form S-8 relating to the W.W. Grainger, Inc. executive stock purchase program and any and all amendments thereto, and to file such registration statement and each such amendment with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.


 /s/ R. L. Keyser                          /s/ David W. Grainger
------------------------------            ------------------------------
      R. L. Keyser                              David W. Grainger
      Chairman of the Board and                 Director
      Chief Executive Officer
      (Principal Executive Officer
      and a Director)


 /s/ P. O. Loux                            /s/ John W. McCarter, Jr.
------------------------------            ------------------------------
      P. O. Loux                                John W. McCarter, Jr.
      Senior Vice President, Finance            Director
      and Chief Financial Officer
      (Principal Financial Officer)


 /s/ R. D. Pappano                         /s/ Neil S. Novich
------------------------------            ------------------------------
      R. D. Pappano                             Neil S. Novich
      Vice President, Financial                 Director
      Reporting
      (Principal Accounting Officer)


 /s/ Brian P. Anderson                     /s/ James D. Slavik
------------------------------            ------------------------------
      Brian P. Anderson                         James D. Slavik
      Director                                  Director


 /s/ Harold B. Smith
------------------------------
      Harold B. Smith
      Director


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 /s/ Fred L. Turner                        /s/ Wilbur H. Gantz
------------------------------            ------------------------------
      Fred L. Turner                            Wilbur H. Gantz
      Director                                  Director


 /s/ Janiece S. Webb
------------------------------
      Janiece S. Webb
      Director



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